EXHIBIT 23.2

                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM


      We hereby consent to the use in the Form S-8 registration statement of Power Technology, Inc. of our audit report dated May 20, 2004, relating to the financial statements of Power Technology, Inc. for its fiscal year ended January 31, 2004, which are incorporated by reference therein.

July 20, 2005

                                            Beckstead & Watts, LLP

                                            /s/Beckstead & Watts, LLP
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